EXHIBIT 99.6

                                     FORM OF

               CERTIFICATE OF DESIGNATION, PREFERENCES AND RIGHTS

                                       OF

               SERIES D CONVERTIBLE PARTICIPATING PREFERRED STOCK

                                       OF

                             LASERSIGHT INCORPORATED


         We, Michael R. Farris and Gregory L. Wilson, the President and Secretary, respectively, of LaserSight Incorporated, a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), do hereby certify that, pursuant to the authority confirmed upon the Board of Directors by the Certificate of Incorporation of the Corporation, as amended and restated, the Board of Directors on June 12, 1998, adopted the following resolution creating a series of 2,000,000 shares of Preferred Stock designated as Series D Convertible Participating Preferred Stock with a face amount of $4.00 per share:

         RESOLVED, that pursuant to the authority vested in the Board of Directors of the Corporation in accordance with the provisions of the Corporation's Certificate of Incorporation, as amended and restated, a series of Preferred Stock of the Corporation be and it hereby is created, and that the designation and amount thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:

         1.  Designation and Number.

                  (a) There is hereby designated a series of Preferred Stock to be known as "Series D Convertible Participating Preferred Stock." The number of shares constituting the Series D Convertible Participating Preferred Stock (the "Series D Preferred Stock") shall be 2,000,000, which number may not be increased without the approval of the holders of a majority of the then outstanding shares of the Series D Preferred Stock.

                  (b) The Series D Preferred Stock shall, with respect to dividend rights and rights on liquidation, dissolution or winding up, (i) rank senior to the Common Stock, par value $.001 per share, of the Corporation (the "Common Stock"), (ii) rank senior to any capital stock of the Corporation ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series D Preferred Stock (the "Junior Stock"), (iii) rank pari passu with the Corporation's Series C Convertible Participating Preferred Stock and pari passu with any class or series of capital stock of the Corporation hereafter created which specifically ranks, by its terms, on parity with the Series D Preferred Stock (the "Pari Passu Stock"), and (iv) rank junior to any class or series of capital stock of the Corporation hereafter created (with the consent of the holders of a majority of all shares of Series D Preferred Stock outstanding on the date of such creation) specifically ranking, by its terms, senior to the Series D Preferred Stock (the "Senior Stock").


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         2.  Dividends.  The  holders of the Series D  Preferred  Stock shall be entitled to such dividends paid and distributions made to the holders of Common Stock to the same extent as if the holders of the Series D Preferred Stock had converted their shares of Series D Preferred Stock pursuant to the provisions of
Section 6 and had been issued such Common Stock on the day before the record date for said dividend or distribution, provided that the holders of the Series D Preferred Stock will not receive dividends or distributions which are described in Section 6(e)(i) and payable in Common Stock. Payments under the preceding sentence shall be made concurrently with dividends and distributions to the holders of Common Stock.

         3.  Voting Rights.

                  (a) In addition to any voting rights provided by law and the special voting rights provided in Section 3(b), the holder of each share of Series D Preferred Stock shall be entitled to vote upon all matters upon which holders of the Common Stock have the right to vote, and the shares of Series D Preferred Stock held by each such holder shall be entitled to the number of votes equal to the largest number of full shares of Common Stock into which such shares of Series D Preferred Stock could be converted pursuant to the provisions of Section 6 of this Certificate of Designation at the record date for the determination of the stockholders entitled to vote on such matters, or if no such record date is established, at the date such vote is taken or any written consent of stockholders is solicited. Except as required by law or as otherwise specifically set forth in this Certificate of Designation, the holders of shares of Series D Preferred Stock and Common Stock shall vote together as a single class and not as separate classes.

                  (b) Subject to the terms of Section 3(d), the holders of the Series D Preferred Stock shall have, in addition to the other voting rights set forth herein, the exclusive right, voting separately as a single class to elect one director of the Corporation, with the remaining directors to be elected by the other classes of stock entitled to vote therefore at each meeting of stockholders held for the purpose of electing directors (the "Series D Preferred Director"). The right of the holders of Series D Preferred Stock to vote for the election of directors may be exercised at any annual meeting or at any special meeting called for such purpose or at any adjournment thereof, or by the written consent, delivered to the Secretary of the Corporation, of the holders of a majority of all shares of Series D Preferred Stock outstanding as of the record date of such written consent.

                  (c) With respect to the Series D Preferred Director, within twenty-five (25) days after the Issue Date, the Board of Directors of the Corporation shall call for a special meeting or written consent of the holders of shares of Series D Preferred Stock to elect the Series D Preferred Director. Any director elected pursuant to this Section 3, shall serve as a director until his successor is elected and qualified. In the event of a vacancy in respect of any directorship elected by the holders of shares of Series D Preferred Stock pursuant to this clause (c), the Corporation agrees to call a special meeting of the holders of shares of Series D Preferred Stock at the request of the majority of the holders of outstanding Series D Preferred Stock, in order that the holders of the Series D Preferred Stock may elect a successor director, and at which meeting the holders of Series D Preferred Stock shall be entitled to the same voting rights as provided in the first sentence of the prior paragraph.



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                  (d) The voting  rights with  respect to the Series D Preferred
Director will terminate and thereafter be of no force or effect if on any date the Corporation's Board of Directors fixes the record date for a meeting of the
Corporation's   stockholders   at  which   directors   will  be   elected   (the
"Determination Date"), that number of full shares of Common Stock into which all then outstanding shares of Series D Preferred Stock, if any, could be converted pursuant to Section 6 is less than 7.5% of all then outstanding shares of Common Stock on the Determination Date. Upon termination of the voting rights with respect to the Series D Preferred Director pursuant to the terms of this Section 3(d), the Series D Preferred Director then in office will serve until the date of the Corporation's next meeting at which directors are elected.

         4. No Reissuance of Shares. Shares of Series D Preferred Stock converted, purchased, or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the conversion, purchase or acquisition thereof. None of such shares of Series D Preferred Stock shall be reissued by the Corporation.

         5. Liquidation, Dissolution or Winding Up.

                  (a) In the event of any voluntary or involuntary liquidation, distribution of assets (other than the payment of dividends), dissolution or winding up of the Corporation (each, a "Liquidation"), the assets of the Corporation available for distribution to the Corporation's stockholders shall be paid or distributed in the following order: (i) first to satisfy all required payments to holders of Senior Stock, (ii) second to pay the holders of the Series D Preferred Stock the Preferred Amount Per Share (as defined in Section
11) and satisfy all required  payments to the holders of Pari Passu  Stock,  and
(iii) third to satisfy any required payments to holders of Junior Stock. If, upon any such Liquidation, whether voluntary or involuntary, the assets to be distributed to the holders of the Series D Preferred Stock and holders of Pari Passu Stock shall be insufficient to permit payment of the full amount required to be paid to the holders of the Series D Preferred Stock and holders of Pari Passu Stock, then the entire assets of the Corporation to be distributed among the holders of the Series D Preferred Stock and the holders of Pari Passu Stock shall be distributed ratably among such holders.

                  (b)  Upon  the  completion  of the  distribution  required  by
Section 5(a), the remaining assets of the Corporation available for distribution to shareholders shall be distributed among the holders of the Senior Stock, Series D Preferred Stock, Pari Passu Stock and Junior Stock based on the number of shares of Common Stock held by each (assuming conversion of all such Senior Stock, Series D Preferred Stock, Pari Passu Stock and Junior Stock at the then effective conversion price of each such security).

                  (c) After the payment to the holders of shares of the Series D Preferred Stock and Pari Passu Stock of the full amount of any liquidating distribution to which they are entitled under this Section 5, the holders of the Series D Preferred Stock as such shall have no right or claim to any of the remaining assets of the Corporation.


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         6. Conversion.

                  (a) Each holder of Series D Preferred Stock may, at any time and from time to time, convert each of such holder's shares of Series D Preferred Stock into a number of shares of Common Stock equal to the Conversion Ratio (as defined herein). For purposes hereof, the Conversion Ratio shall equal either (i) the quotient of the Preferred Amount Per Share divided by the Conversion Price, or (ii) in the event of a Dilutive Issuance (as defined in Section 6(e)(ii)) the Conversion Ratio shall be that number calculated pursuant to Section 6(e)(ii).

                  (b) In order for a holder of Series D Preferred Stock to effect a conversion of Series D Preferred Stock into shares of Common Stock such holder shall: (i) fax a copy of the fully executed notice of conversion in the form of Exhibit A hereto ("Notice of Conversion") to the Corporation, and (ii) surrender or cause to be surrendered the certificates representing the Series D Preferred Stock being converted accompanied by duly executed stock powers and the original executed version of the Notice of Conversion as soon as practicable thereafter.

                  (c) As soon as reasonably possible, but in no event later than seven days, after the Corporation's receipt of a Notice of Conversion, the Corporation shall require the Corporation's transfer agent to promptly issue and deliver to the holder of Series D Preferred Stock who provided the Notice of Conversion (i) that number of shares of Common Stock issuable upon conversion of such shares of Series D Preferred Stock being converted, and (ii) a certificate representing the number of shares of Series D Preferred Stock not being converted, if any.

                  (d) The Corporation shall at all times reserve and keep available for issuance upon the conversion of the Series D Preferred Stock, free from any preemptive rights, such number of its authorized but unissued shares of Common Stock as will from time to time be necessary to permit the conversion of all outstanding shares of Series D Preferred Stock into shares of Common Stock, and shall take all action required to increase the authorized number of shares of Common Stock if necessary to permit the conversion of all outstanding shares of Series D Preferred Stock.


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                  (e) The Conversion Price and Conversion Ratio shall be subject to adjustment from time to time as follows:

                           (i) In case the Corporation shall at any time or from
time to time after the date hereof (A) pay any dividend, or make any distribution, on the outstanding shares of Common Stock in shares of Common Stock, (B) subdivide the outstanding shares of Common Stock, (C) combine the outstanding shares of Common Stock into a smaller number of shares or (D) issue by reclassification of the shares of Common Stock any shares of capital stock of the Corporation, then, and in each such case, the Conversion Price in effect on the record date therefor, if applicable, or the effective date thereof, whichever is earlier, shall be adjusted so that the holder of any shares of Series D Preferred Stock thereafter convertible into Common Stock pursuant to this Certificate of Designation shall be entitled to receive the number and type of shares of Common Stock or other securities of the Corporation which such holder would have owned or have been entitled to receive after the happening of any of the events described above, had such shares of Series D Preferred Stock been converted into Common Stock immediately prior to the happening of such event or the record date therefor, as applicable. An adjustment made pursuant to this clause (i) shall become effective either (1) in the case of any such dividend or distribution, immediately after the close of business on the record date for the determination of holders of shares of Common Stock entitled to receive such dividend or distribution, or (2) in the case of such subdivision, reclassification or combination, at the close of business on the day upon which such corporate action becomes effective.

                           (ii) Except with respect to Excluded  Securities  (as
defined in Section 11), if the Corporation issues or sells (a "Dilutive Issuance") any shares of Common Stock (or a combination of Common Stock and Common Stock Equivalents (as defined in Section 11)) after the Issue Date where the Dilutive Issue Price (as defined herein) associated with such Dilutive Issuance is less than $4.00 per share then effective immediately as of the date of the Dilutive Issuance the Conversion Ratio shall be adjusted in accordance with the following formula:

        CR' =  PS + ((AF x .1359) x NS)
               ------------------------
                         PS

        where:

        CR'   =    the adjusted Conversion Ratio;
        PS    =    the  number of shares of Series D Preferred Stock outstanding immediately prior to the Dilutive Issuance;
        AF    =    a  fraction  having  a  numerator of PS  and a denominator of
                   2,000,000; and
        NS    =    the  number  of  shares  resulting  from  dividing  (i) Total
                   Receipts  (as  defined  herein), by  (ii) the  Dilutive Issue
                   Price.

For purposes of this Section 6(e)(ii) the following definitions shall apply:

                           "Adjusted  Total  Receipts" shall mean Total Receipts
related to the relevant Dilutive Issuance as reduced by the Black-Scholes Amount (as defined herein);

                           "Total  Receipts"  shall mean the cash  consideration
received by the Corporation in connection with the Dilutive Issuance (before the deduction of commissions or other expenses paid or incurred by the Corporation in connection with the Dilutive Issuance);

                           "Dilutive   Issue   Price"   shall  mean  the  number
resulting from dividing Adjusted Total Receipts by the total number of shares of Common Stock issued in connection with the Dilutive Issuance (treating for purposes of this calculation all Common Stock Equivalents issued in connection with such Dilutive Issuance as having been converted, exchanged or exercised in accordance with the terms thereof utilizing the conversion price in effect as of the date of the Dilutive Issuance), provided that for purposes of computing the Dilutive Issue Price any warrants to purchase shares of Common Stock issued in connection with the Dilutive Issuance shall not be deemed Common Stock Equivalents and shall not be considered when calculating the Dilutive Issue Price.

                           "Black-Scholes  Amount" shall be an amount determined
by calculating the "Black-Scholes" value of all warrants to purchase share of Common Stock issued in connection with the Dilutive Event as calculated by the Corporation, using the following variable values: (i) the current market price of the Common Stock equal to the closing trade price on the last trading day before the date of the Dilutive Issuance; (ii) volatility of the Common Stock equal to the volatility of the Common Stock during the 100 trading day period immediately preceding the date of the Dilutive Issuance; (iii) a risk free rate equal to the interest rate on the United States treasury bill or treasury note with a maturity corresponding to the latest maturity of any of the warrants issued in connection with the Dilutive Issuance; and (iv) an exercise price equal to the exercise price of such warrant on the date of the Dilutive Issuance.

                  Nothing contained in this Section 6(e)(ii) shall require the Corporation to issue Common Stock or Common Stock Equivalents in an amount which would violate Rule 4460(i) of The NASDAQ Stock Market (the "Rule").

                           (iii)  For  purposes  of  paragraph  (e)(i)  of  this
Section 6 of this  Certificate  of  Designation,  the number of shares of Common
Stock at any time outstanding shall mean the aggregate of all shares of Common Stock then outstanding (other than any shares of Common Stock then owned or held by or for the account of the Corporation) treating for purposes of this calculation all Common Stock Equivalents then outstanding as having been converted, exchanged or exercised.

                           (iv) If the  Corporation  shall  take a record of the
holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution and shall thereafter, and before such dividend or distribution is paid or delivered to stockholders entitled thereto, legally abandon its plan to pay or deliver such dividend or distribution, then no adjustment in the Conversion Price then in effect shall be made by reason of the taking of such record, and any such adjustment previously made as a result of the taking of such record shall be reversed.

                  (f) The issuance of certificates for shares of Common Stock upon conversion of the Series D Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Series D Preferred Stock which is being converted.

                  (g) The Corporation will at no time close its transfer books against the transfer of any Series D Preferred Stock, or of any shares of Common Stock issued or issuable upon the conversion of any shares of Series D Preferred Stock in any manner which interferes with the timely conversion of such Series D Preferred Stock, except as may otherwise be required to comply with applicable securities laws.

                  (h) As used in this paragraph 6, the term "Common Stock" shall mean and include the Corporation's authorized Common Stock, as constituted on the date of filing of this Certificate of Designation, and shall also include any capital stock of any class of the Corporation thereafter authorized which shall neither be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends nor be entitled to a preference in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, provided that the shares of Common Stock receivable upon conversion of shares of Series D Preferred Stock shall include only shares designated as Common Stock of the Corporation on the date of filing of this instrument, or in case of any reorganization or reclassification of the outstanding shares thereof, the stock, securities or assets to be issued in exchange for such Common Stock pursuant thereto.

                  (i) In the case of a Sale of the  Corporation  (as  defined in
Section 11), proposed reorganization of the Corporation or a proposed reclassification or recapitalization of the capital stock of the Corporation (except a transaction for which provision for adjustment is otherwise made in this Section 6), each share of Series D Preferred Stock shall thereafter be convertible into the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Corporation deliverable upon conversion of such Series D Preferred Stock would have been entitled upon such Sale of the Corporation, reorganization, reclassification or recapitalization; and, in any such case, appropriate adjustment (as determined in the reasonable discretion of the Corporation's Board of Directors) shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the holders of the Series D Preferred Stock. The Corporation shall not effect any Sale of the Corporation unless prior to or simultaneously with the consummation thereof the successor corporation or purchaser, as the case may be, shall assume by written instrument the obligation to deliver to the holders of the Series D Preferred Stock such shares of stock, securities or assets as, in accordance with the foregoing provisions, each such holder is entitled to receive.

                  (j) No fractional shares of Common Stock or scrip shall be issued upon conversion of shares of Series D Preferred Stock. If more than one share of Series D Preferred Stock shall be surrendered for conversion at any one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series D Preferred Stock so surrendered.

                  (k) The Corporation will not, by amendment of its Articles of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of



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any of the terms to be observed or performed  hereunder by the Corporation,  but at all times in good faith carry out the  Corporation's  obligations  under this
Section 6 and in the taking of all required actions as may be necessary or appropriate in order to protect the conversion rights of the holders of the Series D Preferred Stock.

         7. Reports as to Adjustment. Upon any adjustment of the Conversion Price pursuant to the provisions of Section 6, then, and in each such case, the Corporation shall within 10 days after the occurrence of the event creating such adjustment, deliver to Dawson Samberg Capital Management, Inc. ("DSCM") a certificate signed by an officer of the Corporation setting forth in reasonable detail the event requiring the adjustment, the method by which such adjustment was calculated and the Conversion Price in effect following such adjustment.

         8. Certain Covenants.

                  (a) The Corporation covenants that without the approval of a majority of the holders of the then outstanding Series D Preferred Stock the Corporation will not perform a Dilutive Issuance which would have the effect of requiring the Corporation to adjust, pursuant to Section 6(e)(ii), the Conversion Ratio to a level which could then result in the issuance of a number of shares of Common Stock which would violate the Rule.

                  (b) If the  Corporation  breaches  the  covenant  contained in
Section 8(a) then prior to consummating such Dilutive Issuance the Corporation shall be obligated to repurchase (and such holders will be obligated to sell), on a pro rata basis, from the holders of the Series D Preferred Stock that number of shares of Series D Preferred Stock which would reduce the number of shares of Series D Preferred Stock outstanding immediately prior to such Dilutive Issuance to a level that would result, after considering the adjustment to the Conversion Ratio pursuant to Section 6(e)(ii) resulting from such Dilutive Issuance, in a potential issuance of a number of shares of Common Stock which would be in compliance with the Rule. The purchase price for each share of Series D Preferred Stock to be purchased pursuant to this Section 8(b) shall be the greater of (i) $4.00 as increased by an annualized repurchase premium of 10% calculated from the Issue Date through the date of repurchase pursuant to this
Section 8(b), or (ii) the current market price of the Common Stock equal to the closing trade price on the trading day immediately preceding the repurchase pursuant to this Section 8(b).

                  (c) Within 60 days after the Issue Date, the Corporation shall prepare a written request to be sent to The NASDAQ Stock Market asking for a written ruling as to whether the number of shares of Common Stock which could be issuable pursuant to Section 6(e)(ii) is subject to the limitations contained in the Rule. On or before the end of such 60 day period, the Corporation shall supply DSCM with a draft of such written request. DSCM shall provide the Corporation with comments on such draft, if any, within 15 days after receipt thereof; within 10 days after the Corporation's receipt of such comments the Corporation will submit such written request to The NASDAQ Stock Market. If the NASDAQ Stock Market rules that the number of shares of Common Stock which may be issuable pursuant to Section 6(e)(ii) is not limited by the Rule then (i) the last sentence of Section 6(e)(ii) shall be of no further force or effect, and
(ii) the covenants, agreements, rights and obligations contained in Sections 8(a) and 8(b) shall thereafter be of no further force or effect.


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                  (d) Any  registered  holder  of Series D  Preferred  Stock may proceed to protect and enforce its rights and the rights of any other holders of Series D Preferred Stock with any and all remedies available at law or in equity.

         9. Protective Provisions. So long as shares of Series D Preferred Stock are outstanding, the Corporation shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least a majority of the then outstanding shares of Series D Preferred Stock:

                  (a) alter or change the rights, preference or privileges of the shares of Series D Preferred Stock or otherwise amend this Certificate of Designation or the Amended and Restated Certificate of Incorporation of the Corporation so as to affect adversely the shares of Series D Preferred Stock;

                  (b) increase the authorized number of shares of Series D Preferred Stock or issue additional shares of Series D Preferred Stock (except pursuant to Section 6 hereof); or

                  (c) create or issue Senior Stock.

         10. Conversion at Maturity. Each share of Series D Preferred Stock outstanding on the third anniversary of the Issue Date shall automatically be converted into shares of Common Stock in accordance with the terms of Section 6 utilizing the Conversion Ratio then in effect.

         11. Definitions. In addition to any other terms defined herein, for purposes of this Certificate of Designation, the following terms shall have the meanings indicated:

                  "Conversion Price," determined as of any date, shall initially equal $4.00 and shall be subject to adjustment as provided in paragraph (e) of
Section 6.

                  "Common Stock Equivalent" shall mean securities convertible into, or exchangeable or exercisable for, shares of Common Stock.

                  "Excluded Securities" shall mean (i) shares of the Corporation's equity securities issued in connection with a public offering thereof, (ii) the grant of options or warrants, or the issuance of securities, under any employee or director stock option, stock purchase or restricted stock plan of the Corporation, (iii) the issuance of Common Stock pursuant to any contingent obligation described on Schedule 3.3 to the Securities Purchase Agreement dated June 12, 1998, among the Corporation and the initial holders of the Series D Preferred Stock, (iv) securities issued upon the exercise or conversion of the Corporation's options, warrants or other Convertible Securities outstanding as of the Issue Date, (v) declaration of a rights dividend to holders of Common Stock in connection with the adoption of a stockholder rights plan by the Corporation, and (vi) securities issued in connection with a merger, acquisition, joint venture or similar arrangement which is approved by a majority of the Corporation's Board of Directors that are not then employees of the Corporation (the "Outside Directors"), and (vii) securities issued in connection with the establishment of a strategic relationship which is approved by a majority of the Outside Directors.

                  The term "distribution" shall include the transfer of cash or property to the holders of a class of capital stock of the Corporation, without consideration, whether by way of dividend or otherwise (except a dividend in shares of such class of stock). The time of any distribution by way of dividends shall be the date of declaration thereof.

                  "Issue Date" shall mean the date the Corporation first issues a share of Series D Preferred Stock.

                  "Person"  shall  mean  any  individual,   firm,   corporation,
partnership or other entity, and shall include any successor (by merger or otherwise) of such entity.

                  "Preferred Amount Per Share" shall mean, with respect to each share of Series D Preferred Stock, $4.00 (as adjusted to reflect stock dividends, stock splits, subdivisions, reclassifications or combinations occurring after the Issue Date).

                  "Sale of the Corporation" shall mean consolidation or merger of the Corporation with or into any other corporation or corporations, or a sale, conveyance or disposition of all or substantially all of the assets of the Corporation.

         IN WITNESS WHEREOF, we have executed and subscribed this Certificate this 12th day of June, 1998.

                                       LASERSIGHT INCORPORATED



                                       By:  /s/ Michael R. Farris
                                          ------------------------------
                                           Michael R. Farris
                                           President and Chief Executive Officer

ATTEST:


 /s/ Gregory L. Wilson
--------------------------
Gregory L. Wilson
Secretary
























                  SIGNATURE PAGE TO CERTIFICATE OF DESIGNATION

                                    EXHIBIT A


                              NOTICE OF CONVERSION


As of the date written below, the undersigned hereby irrevocably elects to convert (the "Conversion")______ shares of the Series D Convertible Preferred Stock (the "Series D Preferred Stock") into shares of common stock, $.001 par value ("Common Stock") of Lasersight Incorporated (the "Corporation") according to the conditions of the Certificate of Designation, Preferences and Rights of Series D Convertible Preferred Stock of the Corporation.

The undersigned covenants that all offers and sales by the undersigned of the securities issuable to the undersigned upon conversion of this Series D Preferred Stock shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the "Act"), or pursuant to an exemption from registration under the Act.

In the event of partial exercise, please reissue an appropriate Series D Preferred Stock certificate(s) for the shares of Series D Preferred Stock which shall not have been converted.

                                    Date of Conversion:_________________________

                                    Applicable Conversion Price:________________

                                    Number of Shares of
                                    Common Stock to be Issued:__________________

                                    Signature:__________________________________

                                    Name:_______________________________________

                                    Address:____________________________________

                                            ____________________________________